Summary of significant accounting policies (Policies)	12 Months Ended
Dec. 31, 2018
Summary of significant accounting policies
Basis of preparation

Basis of preparation

The consolidated financial statements of the Group have been prepared in accordance with, and are in compliance with, International Financial Reporting Standards (“IFRS”) and related interpretations as adopted by the International Accounting Standards Board (“IASB”). IFRS is comprised of standards and interpretations approved by the IASB and IFRS and interpretations approved by the predecessor International Accounting Standards Committee that have been subsequently approved by the IASB and remain in effect. References to IFRS hereafter should be construed as references to IFRS as adopted by the IASB.

The consolidated financial statements, are presented in U.S. dollar, rounded to the nearest million and have been prepared under the historical cost convention except for the following:

•	derivative financial instruments are stated at fair value; and
•	employee benefit obligations are measured at the present value of the future estimated cash flows related to benefits earned and pension assets valued at fair value.

The preparation of consolidated financial information in conformity with IFRS requires the use of critical accounting estimates and assumptions that affect the reported amounts of assets and liabilities and income and expenses. It also requires management to exercise judgment in the process of applying Group accounting policies. These estimates, assumptions and judgments are based on historical experience and other factors, including expectations of future events that are believed to be reasonable under the circumstances and are subject to continual re‑evaluation. However, actual outcomes may differ from these estimates. The areas involving a higher degree of judgment or complexity, or areas where assumptions and estimates are significant to the consolidated financial statements are discussed in the critical accounting estimates, assumptions and judgments.

The consolidated financial statements for the Group were authorized for issue by the board of directors of Ardagh Group S.A. (the “Board”) on February 20, 2019.

Recently adopted accounting standards and changes in accounting policies

Recently adopted accounting standards and changes in accounting policies

IFRS 9 “Financial Instruments”

The Group adopted IFRS 9 “Financial Instruments” (“IFRS 9”) with a date of initial adoption of January 1, 2018. The guidance in IFRS 9 replaces IAS 39 “Financial Instruments: Recognition and Measurement”. IFRS 9 includes requirements on the classification and measurement of financial instruments, impairment of financial instruments and hedge accounting.

Since adoption, the Group has applied the changes in accounting policy as discussed below:

•

differences in the carrying amount of financial assets and liabilities resulting from the adoption of IFRS 9 are recognized in retained earnings and reserves as at January 1, 2018. Accordingly, the information presented for 2017 does not generally reflect the requirements of IFRS 9 and therefore is not comparable to the information presented for 2018 under IFRS 9.

•	the determination of the business model within which the Group’s financial assets are held has been made based on the facts and circumstances that existed at the date of initial adoption.
•

all hedging relationships designated under IAS 39 at December 31, 2017 met the criteria for hedge accounting under IFRS 9 at January 1, 2018, and are therefore regarded as continuing hedging relationships.

•

for non-financial assets recognized as of December 31, 2017 that are subject to hedge accounting, the Group continues to hold amounts in the hedging reserve and recycle to inventory and, subsequently, to the consolidated income statement, when the hedged non-financial asset affects the consolidated income statement.

The total impact on the Group’s retained earnings due to classification and measurement of financial instruments as at January 1, 2018 primarily related to:

1)	the application of the new expected credit loss model to trade and other receivables which resulted in a decrease in retained earnings of $4 million, net of tax.
2)

the recognition of changes in currency basis spread in the costs of hedging reserve within equity. This change has been applied for cross currency interest rate swaps (“CCIRS”) resulting in reclassifications of a gain of $4 million from retained earnings and a gain of $15 million from the cash flow hedge reserve to the cost of hedging reserve as of January 1, 2018, and a loss of $1 million from retained earnings to the cash flow hedge reserve.

Upon adoption of IFRS 9, the Group recognizes trade and other receivables without a financing component initially at transaction price and measures them at amortized cost using the effective interest rate method less any provision for impairment. A provision for impairment against specific trade receivable balances will be recognized when there is evidence that the Group will not be able to collect all amounts due according to the original terms of the receivables. For all other trade receivables and contract assets, the Group will use an allowance matrix to measure the expected credit loss, based on historical actual credit loss experiences, adjusted for forward-looking information. On the date of initial application, January 1, 2018, the Group also assessed which business models apply to the financial assets held by the Group at that date. The Group participates in several uncommitted accounts receivable factoring and related programs with various financial institutions for certain receivables, accounted for as true sales of receivables, without recourse to the Group. At the date of initial adoption, the Group had a selling business model related to those receivables and, as such, any unsold receivables under such programs would need to be accounted for at fair value through profit or loss. There was no impact on the consolidated financial statements as of January 1, 2018, as the Group had utilized existing programs.

IFRS 15 “Revenue from contracts with customers”

The Group adopted IFRS 15, “Revenue from contracts with customers” (“IFRS 15”) effective January 1, 2018 on a modified retrospective basis, which resulted in the Group retaining prior period figures as reported under the previous standards and recognizing the cumulative effect of applying IFRS 15 as an adjustment to retained earnings as at the date of initial adoption.

The guidance in IFRS 15 replaced IAS 18, “Revenue” and IAS 11, “Construction contracts” and related interpretations. Under the guidance in IAS 18 and IAS 11, revenue from the sale of goods was recognized in the consolidated income statement when the significant risks and rewards of ownership had been transferred to the buyer, primarily on dispatch of the goods. Allowances for customer rebates were provided for in the same period as the related revenues were recorded. Revenue was presented net of such rebates as well as cash discounts and value added tax. Upon adoption of IFRS 15, revenue is recognized when control of a good or service has transferred to the customer. For certain contracts in the Metal Packaging Europe and Metal Packaging Americas reportable segments, the Group manufactures products for customers that have no alternative use and for which the Group has an enforceable right to payment for production completed to date, therefore the Group will recognize revenue earlier for these contracts, such that a portion of revenue, net of any related estimated rebates and cash discounts, excluding sales or value added tax, will be recognized prior to the dispatch of goods. For all other contracts, the Group will continue to recognize revenue, net of any related estimated rebates and cash discounts, excluding sales or value added tax, primarily at the point of dispatch of goods.

The following is a description of the main activities from which the Group generates its revenue. For more detailed information about the reportable segments, see Note 3.

We are a leading supplier of sustainable innovative, value-added rigid packaging solutions.  The global packaging industry is a large, consumer‑driven industry with stable growth characteristics. We operate in the metal and glass container sectors and our target regions are Europe, North America and Brazil. We derive approximately 93% of our revenues in Europe and North America, mature markets characterized by predictable consumer spending, stable supply and demand and low cyclicality. Our products include metal and glass containers primarily for food and beverage markets, which are characterized by stable, consumer‑driven demand. We serve over 2,000 customers across more than 100 countries, comprised of multi‑national companies, large national and regional companies and small local businesses. In our target regions of Europe, North America and Brazil, our customers include a wide variety of consumer-packaged goods companies, which own some of the best-known brands in the world. We have a stable customer base with longstanding relationships and approximately two‑thirds of our sales are generated under multi‑year contracts, with the remainder largely subject to annual arrangements. A significant portion of our sales volumes are supplied under contracts which include input cost pass‑through provisions, which help us deliver generally consistent margins.

In addition to metal containers, within the Metal Packaging Europe and Metal Packaging Americas reportable segments, the Group manufactures and supplies a wide range of can ends. Containers and ends are usually distinct items  and can be sold separately from each other. The Glass Packaging Europe reportable segment includes Heye International, a glass engineering business, which represents 1% of the revenue of that reportable segment for the year ended December 31, 2018.

The Group usually enters into framework agreements with its customers, which establish the terms under which individual orders to purchase goods or services may be placed.  As the framework agreements do not identify each party’s rights regarding the goods or services to be transferred, they do not create enforceable rights and obligations on a stand-alone basis. Therefore, the Group has concluded that only individual purchase orders create enforceable rights and obligations and meet the definition of a contract in IFRS 15.  The individual purchase orders have, in general, a duration of one year or less and, as such, the Group does not disclose any information about remaining performance obligations under these contracts. The Group’s payment terms are in line with customary business practice, which can vary by customer and region. The Group has availed of the practical expedient from considering the existence of a significant financing component as, based on past experience, we expect that, at contract inception, the period between when a promised good is transferred to the customer and when the customer pays for that good will be one year or less.

 Disaggregation of revenue

Within each reportable segment our packaging containers have similar production processes and classes of customer. Further, they have similar economic characteristics, as evidenced by similar profit margins, degrees of risk and opportunities for growth. We operate in mature markets aligned with our reportable segments. The following illustrates the disaggregation of revenue by destination for the year ended December 31, 2018:

		North	Rest of the
	Europe	America	World	Total
	$'m	$'m	$'m	$'m
Metal Packaging Europe	3,393	11	188	3,592
Metal Packaging Americas	4	1,777	406	2,187
Glass Packaging Europe	1,572	9	42	1,623
Glass Packaging North America	—	1,687	8	1,695
Group	4,969	3,484	644	9,097

Contract balances

Included in trade and other receivables is an amount of $823 million (January 1, 2018: $1,010 million) related to receivables from contracts with customers. The following table provides information about significant changes in contract assets during the year ended December 31, 2018:

Contract assets
$'m
Balance as at January 1, 2018	168
Transfers from contract assets recognized at the beginning of the year to receivables	(168)
Increases as a result of new contract assets recognized during the year	157
Other	3
Balance as at December 31, 2018	160

Impact of adoption of IFRS 15

The Group reported in its 2017 consolidated financial statements that, based on its IFRS 15 impact assessment, it had concluded that the new standard would not have a material impact on the amount of revenue recognized over the full year, when compared to the previous accounting guidance. The Group also reported that it would be required to recognize a contract asset, as opposed to inventory, as a result of the new standard with this contract asset representing revenue that would be required to be accelerated under the new guidance.

 This arises due to the fact that within our Metal Packaging Europe and Metal Packaging Americas reportable segments, we manufacture certain products for customers that have no alternative use and for which the Group has an enforceable right to payment for production completed to date. Under the new standard, in these circumstances, the Group is required to recognize revenue earlier than under previous standards and prior to dispatch of the goods. As a result, revenue recognized on a quarterly basis can be impacted by the new standard due to the seasonality in inventory build, whilst revenue recognized over the full year is not expected to be materially impacted.

The principal impact on the consolidated statement of financial position as at the adoption date of January 1, 2018 was that a contract asset of $168 million was recognized and inventory of $145 million was derecognized. As a result of the aforementioned impact on the reported consolidated statement of financial position, deferred tax liabilities increased by $4 million. There was no impact on the reported consolidated statement of cash flows.

 There is no material impact on revenue, operating profit or profit for the year in the reported consolidated income statement for the year ended December 31, 2018. The principal impact on the reported consolidated statement of financial position as at the reporting date is that a contract asset of $160 million has been recognized, whilst inventory of $138 million has been derecognized. As a result of the aforementioned impact on the reported consolidated statement of financial position, deferred tax liabilities increased by $3 million. There has been no impact on the reported consolidated statement of cash flows.

Change in presentation currency

Change in presentation currency

With effect from January 1, 2018, the Group changed the currency in which it presents its consolidated financial statements from euro to U.S. dollar. This was principally as a result of the board of directors’ assessment that this change will help provide a clearer understanding of the Group’s financial performance and improve comparability of our performance to our peers following the Group’s IPO on the NYSE.

The change in accounting policy impacts all financial statement line items, whereby amounts previously reported in euro have been re-presented in U.S. dollar. To illustrate the effect of the re-presentation the previously reported euro consolidated statements of financial position as at December 31, 2017, 2016, 2015 and 2014, consolidated income statements, consolidated statements of comprehensive income and consolidated statements of cash flows for the years ended December 31, 2017, 2016 and 2015 have been set out in Note 29.

Recent accounting pronouncements

Recent accounting pronouncements

The impact of new standards, amendments to existing standards and interpretations issued and effective for annual periods beginning on or after January 1, 2018 have been assessed by the Directors and, with the exception of those identified above, no new standards or amendments to existing standards effective January 1, 2018 are currently relevant for the Group. The Directors’ assessment of the impact of new standards, which are not yet effective and which have not been early adopted by the Group, on the consolidated interim financial statements and disclosures is on-going and is set out below.

IFRS 16, ‘Leases’ is effective for annual periods beginning on or after January 1, 2019 and sets out the principles for the recognition, measurement, presentation and disclosure of leases. The objective is to ensure that lessees and lessors provide relevant information in a manner that appropriately represents those transactions. This information provides a basis for users of financial statements to assess the effect that leases have on the financial position, financial performance and cash flows of the entity.

IFRS 16 replaces IAS 17, ‘Leases’, and later interpretations, and will result in the majority of the Group’s operating leases being recognized on the consolidated statement of financial position.

The Group has completed an assessment of the impact IFRS 16, involving the establishment of a cross-functional project team to implement the new standard from January 1, 2019. The Group has gathered and assessed the data relating to approximately 2,000 leases to which the Group is party and have designed and implemented a system solution and business process, with appropriate internal controls applied, in order to meet the new accounting and disclosure requirements post-adoption.

The Group will adopt IFRS 16 by applying the modified retrospective approach, with the right-of-use assets being calculated as if IFRS 16 had always been applied, and avail of the practical expedient to combine lease and non-lease components.

We expect that the adoption of IFRS 16 will have a significant impact on our consolidated statement of financial position and consolidated statement of cash flows as follows:

•	an increase in non-current assets due to the recognition of right-of-use assets in the range of $275 million to $300 million;
•	an increase in financial liabilities as lease liabilities are recognized based on the new treatment in the range of $325 million to $350 million; and
•

cash generated from operations is expected to increase due to certain lease expenses no longer being recognized as operating cash outflows, however this is expected to be offset by a corresponding increase in cash used in financing activities due to repayments of the principal on lease liabilities.

In addition to the above impact, the adoption of IFRS 16 will also have an impact on the consolidated income statement and certain of the Group’s key financial metrics as a result of changes in the classification of charges recognized in the consolidated income statement. The application of the new standard will decrease both cost of sales and operating costs (excluding depreciation) in the income statement, giving rise to an increase in underlying Adjusted EBITDA, but this will be largely offset by corresponding increases in depreciation and finance expenses, and hence the expected impact on the Group’s profit/(loss) for the year will not be material.

The operating lease cost for the year ended December 31, 2018 is set out in Note 10 and it is the Group’s expectation that a significant portion of those operating lease costs in the range of $70 million to $80 million will be reclassified in the consolidated income statement upon adoption of IFRS 16, subject to changes in exchange rates when compared to the euro functional currency.

The IFRS Interpretations Committee issued IFRIC 23 ‘Uncertainty over income tax treatments’, which clarifies how the recognition and measurement requirements of IAS 12 ‘Income taxes’, are applied where there is uncertainty over income tax treatments. IFRIC 23 is effective for annual periods beginning on or after January 1, 2019. It is not expected that the application of this interpretation will have a material impact on the consolidated financial statements of the Group.

Basis of consolidation

Basis of consolidation

(i)	Subsidiaries

Subsidiaries are fully consolidated from the date on which control is transferred to the Group and are de‑consolidated from the date on which control ceases. Subsidiaries are all entities (including structured entities) over which the Group has control. The Group controls an entity when it is exposed to, or has rights to, variable returns from its involvement with the entity and has the ability to affect those returns through its power to direct the activities of the entity.

The acquisition method of accounting is used to account for the acquisition of subsidiaries by the Group. The cost of an acquisition is the consideration given in exchange for control of the identifiable assets, liabilities and contingent liabilities of the acquired legal entities. Directly attributable transaction costs are expensed and included as exceptional items within sales, general and administration expenses. The acquired net assets are initially measured at fair value. The excess of the cost of acquisition over the fair value of the identifiable net assets acquired is recorded as goodwill. Any goodwill and fair value adjustments are recorded as assets and liabilities of the acquired legal entity in the currency of the primary economic environment in which the legal entity operates (the “functional currency”). If the cost of acquisition is less than the fair value of the Group’s share of the net assets of the legal entity acquired, the difference is recognized directly in the consolidated income statement. The Group considers obligations of the acquiree in a business combination that arise as a result of the change in control, to be cash flows arising from obtaining control of the controlled entity, and classifies these obligations as investing activities in the consolidated statement of cash flows.

(ii)	Non-controlling interests

Non-controlling interests represent the portion of the equity of a subsidiary which is not attributable to the Group. Non-controlling interests are presented separately in the consolidated financial statements. Changes in ownership of a subsidiary which do not result in a change in control are treated as equity transactions.

(iii)	Transactions eliminated on consolidation

Transactions, balances and unrealized gains or losses on transactions between Group companies are eliminated. Subsidiaries’ accounting policies have been changed where necessary to ensure consistency with the policies adopted by the Group.

Foreign currency

Foreign currency

(i)	Functional and presentation currency

The functional currency of the Company is euro. The consolidated financial statements are presented in U.S. dollar which is the Group’s presentation currency as set out above.

(ii)	Foreign currency transactions

Items included in the financial statements of each of the Group’s entities are measured using the functional currency of that entity.

Transactions in foreign currencies are translated into the functional currency at the foreign exchange rate ruling at the date of the transaction. Monetary assets and liabilities denominated in foreign currencies at the reporting date are translated into the functional currency at the foreign exchange rate ruling at that date. Foreign exchange differences arising on translation are recognized in the consolidated income statement, except: (i) differences on foreign currency borrowings that provide an effective hedge against a net investment in a foreign entity (“net investment hedges”), which are taken to other comprehensive income until the disposal of the net investment, at which time they are recognized in the consolidated income statement; and (ii) differences on certain derivative financial instruments discussed under “Derivative financial instruments” below. Net investment hedges are accounted for in a similar manner to cash flow hedges. The gain or loss relating to the ineffective portion of a net investment hedge is recognized immediately in the consolidated income statement within finance income or expense.

(iii)	Financial statements of foreign operations

The assets and liabilities of foreign operations are translated into euro at foreign exchange rates ruling at the reporting date. The revenues and expenses of foreign operations are translated to euro at average exchange rates for the year. Foreign exchange differences arising on retranslation and settlement of such transactions are recognized in other comprehensive income. Gains or losses accumulated in other comprehensive income are recycled to the consolidated income statement when the foreign operation is disposed of.

Non‑monetary items measured at fair value in foreign currency are translated using the exchange rates as at the date when the fair value is determined.

Business combinations and goodwill

Business combinations and goodwill

All business combinations are accounted for by applying the acquisition method of accounting. This involves measuring the cost of the business combination and allocating, at the acquisition date, the cost of the business combination to the assets acquired and liabilities assumed. Identifiable assets acquired and liabilities assumed in a business combination are measured initially at their fair values at the acquisition date.

The cost of an acquisition is measured as the aggregate of the consideration transferred, which is measured at acquisition date fair value, and the amount of any non‑controlling interests in the acquiree. For each business combination, the Group elects whether to measure the non‑controlling interests in the acquiree at fair value or at the proportionate share of the acquiree’s identifiable net assets. Acquisition‑related costs are expensed as incurred and included in sales, general and administration expenses.

When the Group acquires a business, it assesses the financial assets and liabilities assumed for appropriate classification and designation in accordance with the contractual terms, economic circumstances and pertinent conditions as at the acquisition date.

Any contingent consideration is recognized at fair value at the acquisition date.

Goodwill represents the excess of the cost of an acquisition over the fair value of the net identifiable assets of the acquired subsidiary at the date of acquisition.

Goodwill is stated at cost less any accumulated impairment losses. Goodwill is allocated to those groups of cash‑generating units (“CGUs”) that are expected to benefit from the business combination in which the goodwill arose for the purpose of assessing impairment. Goodwill is tested annually for impairment.

Where goodwill has been allocated to a CGU and part of the operation within that unit is disposed of, the goodwill associated with the disposed operation is included in the carrying amount of the operation when determining the gain or loss on disposal. Goodwill disposed in these circumstances is measured based on the relative values of the disposed operation and the portion of the cash‑generating unit retained.

Intangible assets

Intangible assets

Intangible assets are initially recognized at cost.

Intangible assets acquired as part of a business combination are capitalized separately from goodwill if the intangible asset is separable or arises from contractual or other legal rights. They are initially recognized at cost which, for intangible assets arising in a business combination, is their fair value at the date of acquisition.

Subsequent to initial recognition, intangible assets are carried at cost less any accumulated amortization and any accumulated impairment losses. The carrying values of intangible assets with finite useful lives are reviewed for indicators of impairment at each reporting date and are subject to impairment testing when events or changes in circumstances indicate that the carrying values may not be recoverable.

The amortization of intangible assets is calculated to write off the book value of finite lived intangible assets over their useful lives on a straight‑line basis on the assumption of zero residual value as follows:

Computer software	2	-	7	years
Customer relationships	5	-	15	years
Technology	8	-	15	years

(i)	Computer software

Computer software development costs are recognized as assets. Costs associated with maintaining computer software programs are recognized as an expense as incurred.

(ii)	Customer relationships

Customer relationships acquired in a business combination are recognized at fair value at the acquisition date. Customer relationships have a finite useful economic life and are carried at cost less accumulated amortization.

(iii)	Technology

Technology based intangibles acquired in a business combination are recognized at fair value at the acquisition date and reflect the Group’s ability to add value through accumulated technological expertise surrounding product and process development.

(iv)	Research and development costs

Research costs are expensed as incurred. Development costs relating to new products are capitalized if the new product is technically and commercially feasible. All other development costs are expensed as incurred.

Property, plant and equipment

Property, plant and equipment

(i)	Owned assets

Items of property, plant and equipment are stated at cost less accumulated depreciation and impairment losses, except for land which is shown at cost less impairment. Spare parts which form an integral part of plant and machinery and which have an estimated useful economic life greater than one year are capitalized. Spare parts which do not form an integral part of plant and machinery and which have an estimated useful economic life less than one year are included as consumables within inventory and expensed when utilized.

Where components of property, plant and equipment have different useful lives, they are accounted for as separate items of property, plant and equipment.

(ii)	Leased assets

The determination of whether an arrangement is, or contains a lease, is based on the substance of the arrangement and requires an assessment of whether the fulfillment of the arrangement is dependent on the use of a specific asset or assets, and the arrangement conveys a right to use the asset.

Leases of property, plant and equipment where the Group has substantially all the risks and rewards of ownership are classified as finance leases.

Leases where the lessor retains substantially all the risks and rewards of ownership are classified as operating leases. Payments made under operating leases (net of any incentives received from the lessor) are charged to the consolidated income statement on a straight‑line basis over the period of the lease.

(iii)	Subsequent costs

The Group recognizes in the carrying amount of an item of property, plant and equipment, the cost of replacing the component of such an item when that cost is incurred, if it is probable that the future economic benefits embodied with the item will flow to the Group and the cost of the item can be measured reliably. When a component is replaced the old component is de‑recognized in the period. All other costs are recognized in the consolidated income statement as an expense as incurred. When a major overhaul is performed, its cost is recognized in the carrying amount of the plant and equipment as a replacement if the recognition criteria above are met.

(iv)	Depreciation

Depreciation is charged to the consolidated income statement on a straight‑line basis over the estimated useful lives of each part of an item of property, plant and equipment. Land is not depreciated. The estimated useful lives are as follows:

Buildings	30	-	40	years
Plant and machinery	3	-	40	years
Molds	2	-	3	years
Office equipment and vehicles	3	-	10	years

Assets’ useful lives and residual values are adjusted if appropriate, at each balance sheet date.

Impairment of non-financial assets

Impairment of non‑financial assets

Assets that have an indefinite useful economic life are not subject to amortization and are tested annually for impairment or whenever indicators suggest that impairment may have occurred. Assets that are subject to amortization are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. An impairment loss is recognized for the amount by which the asset’s carrying amount exceeds its recoverable amount.

For the purposes of assessing impairment, assets excluding goodwill and long lived intangible assets, are grouped at the lowest levels at which cash flows are separately identifiable. Goodwill and long lived intangible assets are allocated to groups of CGUs. The groupings represent the lowest level at which the related assets are monitored for internal management purposes.

Non‑financial assets other than goodwill that suffered impairment are reviewed for possible reversal of the impairment at each reporting date.

The recoverable amount of other assets is the greater of their value in use and fair value less costs to sell. In assessing value in use, the estimated future cash flows are discounted to their present value, using a pre‑tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset. For an asset that does not generate largely independent cash inflows, the recoverable amount is determined for the CGU to which the asset belongs.

Inventories

Inventories

Inventories are measured at the lower of cost and net realizable value. The cost of inventories is based on the first‑in, first‑out basis and includes expenditure incurred in acquiring the inventories and bringing them to their current location and condition. In the case of finished goods and work‑in‑progress, cost includes direct materials, direct labor and attributable overheads based on normal operating capacity.

Net realizable value is the estimated proceeds of sale less all further costs to completion, and less all costs to be incurred in marketing, selling and distribution.

Spare parts which are deemed to be of a consumable nature, are included within inventories and expensed when utilized.

Non-derivative financial instruments

Non‑derivative financial instruments

Non‑derivative financial instruments comprise trade and other receivables, cash and cash equivalents, borrowings and trade and other payables. Non‑derivative financial instruments are recognized initially at fair value plus any directly attributable transaction costs, except as described below. Subsequent to initial recognition, non‑derivative financial instruments are measured as described below.

(i)	Trade and other receivables

Effective January 1, 2018 on adoption of IFRS 9

Trade and other receivables are recognized initially at fair value and are thereafter measured at amortized cost using the effective interest rate method less any provision for impairment, in accordance with the Group’s held to collect business model. A provision for impairment of specific trade receivables is recognized when there is evidence that the Group will not be able to collect all amounts due according to the original terms of the receivables. For all other trade receivables, the Group will use an allowance matrix to measure the expected credit loss, based on historical actual credit loss experiences, adjusted for forward-looking information.

Effective prior to adoption of IFRS 9 on January 1, 2018

Trade and other receivables are recognized initially at fair value and are thereafter measured at amortized cost using the effective interest rate method less any provision for impairment. A provision for impairment of trade receivables is recognized when there is objective evidence that the Group will not be able to collect all amounts due according to the original terms of the receivables.

(ii)	Securitized assets

The Group has entered into securitization transactions involving certain of its trade receivables. The securitized assets are recognized on the consolidated statement of financial position, until all of the rights to the cash flows from those assets have expired or have been fully transferred outside the Group, or until substantially all of the related risks, rewards and control of the related assets have been transferred to a third party.

The Group has also entered into a Global Asset Based Loan Facility (“ABL”) involving certain of its trade receivables and inventory. The lenders under the ABL have security over those receivables, inventory and the bank accounts where the associated cash flows are received. The risks, rewards and control of these assets are still retained by the Group and are, therefore, recognized on the statement of financial position.

(iii)	Contract assets – effective January 1, 2018 on adoption of IFRS 15

Contract assets represent revenue required to be accelerated or recognized over time based on production completed in accordance with the Group’s revenue recognition policy (as set out below). A provision for impairment of a contract asset will be recognized when there is evidence that the revenue recognized will not be recoverable. The provision is measured based on an allowance matrix to measure the expected credit loss, based on historical actual credit loss experiences, adjusted for forward-looking information.

(iv)	Cash and cash equivalents

Cash and cash equivalents include cash on hand and call deposits held with banks and restricted cash. Cash and cash equivalents are carried at amortized cost.

Short term bank deposits of greater than three months’ maturity which do not meet the definition of cash and cash equivalents are classified as financial assets within current assets and stated at amortized cost.

Restricted cash comprises cash held by the Group but which is ring‑fenced or used as security for specific financing arrangements, and to which the Group does not have unfettered access. Restricted cash is measured at amortized cost.

(v)	Borrowings (including related party debt)

Borrowings are recognized initially at fair value, net of transaction costs incurred. Borrowings are subsequently stated at amortized cost; any difference between the proceeds (net of transaction costs) and the redemption value is recognized in the Group’s consolidated income statement over the period of the borrowings using the effective interest rate method.

Borrowings are classified as current liabilities unless the Group has an unconditional right to defer settlement of the liability for at least twelve months after the reporting date.

(vi)	Trade and other payables

Trade and other payables are recognized initially at fair value and subsequently measured at amortized cost using the effective interest rate method.

Derivative financial instruments

Derivative financial instruments

Derivatives are initially recognized at fair value on the date a derivative contract is entered into and are subsequently re‑measured at their fair value. The method of recognizing the resulting gain or loss depends on whether the derivative is designated as a hedging instrument, and if so, the nature of the item being hedged.

The fair values of various derivative instruments used for hedging purposes are disclosed in Note 18. The full fair value of a hedging derivative is classified as a non‑current asset or liability when the remaining maturity of the hedged item is more than 12 months and as a current asset or liability when the remaining maturity of the hedged item is less than 12 months. Trading derivatives are classified as a current asset or liability.

(i)	Cash flow hedges

The effective portion of changes in the fair value of derivatives that are designated and qualify as cash flow hedges are recognized in other comprehensive income, allocated between cash flow hedge gains or losses and cost of hedging gains or losses. For cash flow hedges which subsequently result in the recognition of a non-financial asset, the amounts accumulated in the cash flow hedge reserve are reclassified to the asset in order to adjust its carrying value. Amounts accumulated in the cash flow hedge reserve and cost of hedging reserve, or as adjustments to carrying value of non-financial assets, are recycled to the consolidated income statement in the periods when the hedged item will affect profit or loss.

The gain or loss relating to the ineffective portion is recognized immediately in the consolidated income statement. When a hedging instrument expires or is sold, or when a hedge no longer meets the criteria for hedge accounting, any cumulative gain or loss existing at that time remains in equity and is recognized in the consolidated income statement when the forecast cash flow arises. When a forecast transaction is no longer expected to occur, the cumulative gain or loss that was reported in equity is immediately transferred to the consolidated income statement.

(ii)	Net investment hedges

Derivative financial instruments are classified as net investment hedges when they hedge changes in the Group’s net investments in its subsidiaries due to exposure to foreign currency. Net investment hedges are accounted for in a similar manner to cash flow hedges.

(iii)	Fair value hedges

Derivative financial instruments are classified as fair value hedges when they hedge the Group’s exposure to changes in the fair value of a recognized asset or liability. Changes in the fair value of derivatives that are designated and qualify as fair value hedges are recorded in the Group’s consolidated income statement, together with any changes in the fair value of the hedged item that is attributable to the hedged risk. Changes in the fair value of dervatives relating to the cost of hedging are recognized in other comprehensive income.

The gain or loss relating to the effective portion of derivatives with fair value hedge accounting is recognized in the consolidated income statement within “net finance expense”. The gain or loss relating to the ineffective portion is also recognized in the consolidated income statement within “net finance expense”. If a hedge no longer meets the criteria for hedge accounting, the adjustment to the carrying amount of a hedged item for which the effective interest rate method is used is amortized to profit or loss over the period to maturity.

When a hedging instrument expires or is sold, or when a fair value hedge no longer meets the criteria for hedge accounting, any cumulative gain or loss existing at that time remains in equity and is recognized in the consolidated income statement when the forecast cash flow arises. When a forecast transaction is no longer expected to occur, the cumulative gain or loss that was reported in equity is immediately transferred to the consolidated income statement.

Fair value measurement

Fair value measurement

The Group measures financial instruments such as derivatives and pension assets at fair value at each balance sheet date. Fair value related disclosures for financial instruments and pension assets that are measured at fair value or where fair values are disclosed, are summarized in the following notes:

•	Disclosures for valuation methods, significant estimates and assumptions (Notes 18 and 19)
•	Contingent consideration
•	Quantitative disclosures of fair value measurement hierarchy (Note 18)
•	Financial instruments (including those carried at amortized cost) (Note 18)

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value measurement is based on the presumption that the transaction to sell the asset or transfer the liability takes place either:

•	in the principal market for the asset or liability; or
•	in the absence of a principal market, in the most advantageous market for the asset or liability.

The principal or the most advantageous market must be accessible by the Group.

The fair value of an asset or a liability is measured using the assumptions that market participants would use when pricing the asset or liability, assuming that market participants act in their economic best interest.

A fair value measurement of a non‑financial asset takes into account a market participant’s ability to generate economic benefits by using the asset in its highest and best use or by selling it to another market participant that would use the asset in its highest and best use.

The Group uses valuation techniques that are appropriate in the circumstances and for which sufficient data are available to measure fair value, maximizing the use of relevant observable inputs and minimizing the use of unobservable inputs.

Employee benefits

Employee benefits

(i)	Defined benefit pension plans

Typically, defined benefit plans define an amount of pension benefit that an employee will receive on retirement, usually dependent on one or more factors such as age, years of service and compensation.

The liability recognized in the consolidated statement of financial position in respect of defined benefit pension plans is the present value of the defined benefit obligation at the reporting date less the fair value of plan assets. The defined benefit obligation is calculated annually by independent actuaries using the projected unit credit method. The present value of the defined benefit obligation is determined by discounting the estimated future cash outflows using interest rates of high quality corporate bonds that are denominated in the currency in which the benefits will be paid, and that have terms to maturity approximating to the terms of the related pension liability.

Actuarial gains and losses arising from experience adjustments and changes in actuarial assumptions are charged or credited to equity in other comprehensive income in the period in which they arise. Past service costs are recognized immediately in the consolidated income statement.

(ii)	Multi‑employer pension plans

Multi‑employer craft or industry based pension schemes (“multi‑employer schemes”) have arrangements similar to those of defined benefit schemes. In each case it is not possible to identify the Group’s share of the underlying assets and liabilities of the multi‑employer schemes and therefore in accordance with IAS 19(R), the Group has taken the exemption for multi‑employer pension schemes to account for them as defined contribution schemes recognizing the contributions payable in each period in the consolidated income statement.

(iii)	Other end of service employee benefits

In a number of countries, the Group pays lump sums to employees leaving service. These arrangements are accounted for in the same manner as defined benefit pension plans.

(iv)	Other long term employee benefits

The Group’s obligation in respect of other long term employee benefit plans represents the amount of future benefit that employees have earned in return for service in the current and prior periods for post‑retirement medical schemes, partial retirement contracts and long service awards. These are included in the category of employee benefit obligations on the consolidated statement of financial position. The obligation is computed on the basis of the projected unit credit method and is discounted to present value using a discount rate equating to the market yield at the reporting date on high quality corporate bonds of a currency and term consistent with the currency and estimated term of the obligations. Actuarial gains and losses are recognized in full in the Group’s consolidated statement of comprehensive income in the period in which they arise.

(v)	Defined contribution plans

A defined contribution plan is a pension plan under which the Group pays fixed contributions into a separate entity. The contributions are recognized as employee benefit expense when they are due.

Provisions

Provisions

Provisions are recognized when the Group has a present legal or constructive obligation as a result of a past event, it is probable that an outflow of economic benefits will be required to settle the obligation and the amount can be reliably estimated.

Provisions are measured at the present value of the expenditures expected to be required to settle the obligation using a pre‑tax rate that reflects current market assessments of the time value of money and the risks specific to the obligation.

Revenue recognition

Revenue recognition

Effective January 1, 2018 on adoption of IFRS 15

Revenue is recognized when control of a good or service has transferred to the customer. For certain contracts, the Group manufactures products for customers that have no alternative use and for which the Group has an enforceable right to payment for production completed to date. Therefore, the Group will recognize revenue over time as the Group satisfies the contractual performance obligations for those contracts. For all other contracts, the Group will continue to recognize revenue primarily on dispatch of the goods, net of any related customer rebates, cash discounts and value added taxes.

Effective prior to adoption of IFRS 15 on January 1, 2018

Revenue from the sale of goods is recognized in the consolidated income statement when the significant risks and rewards of ownership have been transferred to the buyer, primarily on dispatch of the goods. Allowances for customer rebates are provided for in the same period as the related revenues are recorded. Revenue is presented net of such rebates as well as cash discounts and value added tax.

Exceptional items

Exceptional items

The Group’s consolidated income statement, cash flow and segmental analysis separately identify results before specific items. Specific items are those that in management’s judgment need to be disclosed by virtue of their size, nature or incidence to provide additional information. Such items include, where significant, restructuring, redundancy and other costs relating to permanent capacity realignment or footprint reorganization, directly attributable acquisition costs and acquisition integration costs, profit or loss on disposal or termination of operations, start‑up costs incurred in relation to and associated with plant builds, significant new line investments or furnaces, major litigation costs and settlements and impairment of non‑current assets. In this regard the determination of “significant” as included in our definition uses qualitative and quantitative factors. Judgment is used by the Group in assessing the particular items, which by virtue of their scale and nature, are disclosed in the Group’s consolidated income statement, and related notes as exceptional items. Management considers columnar presentation to be appropriate in the consolidated income statement as it provides useful additional information and is consistent with the way that financial performance is measured by management and presented to the Board. Exceptional restructuring costs are classified as restructuring provisions and all other exceptional costs when outstanding at the balance sheet date are classified as exceptional items payable.

Finance income and expense

Finance income and expense

Finance income comprises interest income on funds invested, gains on disposal of financial assets, ineffective portions of derivative instruments designated as hedging instruments and gains on derivative instruments that are not designated as hedging instruments and are recognized in profit or loss.

Finance expense comprises interest expense on borrowings (including amortization of deferred debt issuance costs), finance lease expenses, certain net foreign currency translation related to financing, net interest cost on net pension plan liabilities, losses on extinguishment of borrowings, ineffective portions of derivative instruments designated as hedging instruments, losses on derivative instruments that are not designated as hedging instruments and are recognized in profit or loss, and other finance expense.

The Group capitalizes borrowing costs directly attributable to the acquisition, construction or production of manufacturing plants that require a substantial period of time to build that would have been avoided if the expenditure on the qualifying asset had not been made.

Costs related to the issuance of new debt are deferred and amortized within finance expense over the expected terms of the related debt agreements by using the effective interest rate method.

Income Tax

Income tax

Income tax on the profit or loss for the year comprises current and deferred tax. Income tax is recognized in the consolidated income statement except to the extent that it relates to items recognized in other comprehensive income.

Current tax is the expected tax payable on the taxable income for the year, using tax rates enacted or substantively enacted at the reporting date and any adjustment to tax payable in respect of previous years.

Deferred income tax is recognized, using the liability method, on temporary differences arising between the tax bases of assets and liabilities and their carrying amounts in the consolidated financial statements. However, deferred tax liabilities are generally not recognized if they arise from the initial recognition of goodwill; deferred income tax is not accounted for if it arises from initial recognition of an asset or liability in a transaction other than a business combination that at the time of the transaction affects neither accounting nor taxable profit or loss. Deferred income tax is determined using tax rates (and laws) that have been enacted or substantively enacted by the balance sheet date and are expected to apply when the related deferred income tax asset is realized or the deferred income tax liability is settled.

Deferred income tax assets are recognized only to the extent that it is probable that future taxable profit will be available against which the temporary differences can be utilized. Deferred income tax is provided on temporary differences arising on investments in subsidiaries and associates, except for deferred income tax liability where the timing of the reversal of the temporary difference is controlled by the Group and it is probable that the temporary difference will not reverse in the foreseeable future.

Deferred income tax assets and liabilities are offset when there is a legally enforceable right to offset current tax assets against current tax liabilities and when the deferred income tax assets and liabilities relate to income taxes levied by the same taxation authority on either the same taxable entity or different taxable entities where there is an intention to settle the balances on a net basis.

Segment reporting

Segment reporting

The Board has been identified as the Chief Operating Decision Maker (“CODM”) for the Group.

Operating segments are identified on the basis of the internal reporting provided to the Board in order to allocate resources to the segment and assess its performance.

Critical accounting estimates, assumptions and judgments

Critical accounting estimates, assumptions and judgments

Estimates and judgments are continually evaluated and are based on historical experience and other factors, including expectations of future events that are believed to be reasonable under the circumstances. The Group makes estimates and assumptions concerning the future. The resulting accounting estimates will, by definition, seldom equal the related actual results. The estimates and assumptions that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year are discussed below.

(i)	Estimated impairment of goodwill and other long lived assets

In accordance with IAS 36 “Impairment of assets” (“IAS 36”), the Group tests whether goodwill and other long lived assets have suffered any impairment in accordance with the accounting policies stated. The determination of the recoverable amounts of goodwill requires the use of estimates as outlined in Note 9. The Group’s judgments relating to the impairment of goodwill and other long lived assets are included in Notes 9 and 10.

(ii)	Establishing lives for the purposes of depreciation and amortization of property, plant and equipment and intangibles

Long lived assets, consisting primarily of property, plant and equipment, customer intangibles and technology intangibles, comprise a significant portion of the Group’s total assets. The annual depreciation and amortization charges depend primarily on the estimated lives of each type of asset and, in certain circumstances, estimates of fair values and residual values. The Board regularly review these asset lives and change them as necessary to reflect current thinking on remaining lives in light of technological change, prospective economic utilization and physical condition of the assets concerned. Changes in asset lives can have a significant impact on the depreciation and amortization charges for the period. It is not practical to quantify the impact of changes in asset lives on an overall basis, as asset lives are individually determined and there are a significant number of asset lives in use.

(iii)	Income taxes

The Group is subject to income taxes in numerous jurisdictions and judgment is therefore required in determining the worldwide provision for income taxes. There are many transactions and calculations for which the ultimate tax determination is uncertain during the ordinary course of business. The Group recognizes liabilities for anticipated tax audit matters based on estimates of whether additional taxes will be due. Where the final tax outcome of these matters is different from the amounts that were initially recorded, such differences will impact the income tax and deferred tax provisions in the period in which such determination is made.

(iv)	Measurement of employee benefit obligations

The Group follows guidance of IAS 19(R) to determine the present value of its obligations to current and past employees in respect of defined benefit pension obligations, other long term employee benefits, and other end of service employee benefits which are subject to similar fluctuations in value in the long term. The Group values its liabilities, with the assistance of professional actuaries, to ensure consistency in the quality of the key assumptions underlying the valuations. The critical assumptions and estimates applied are discussed in detail in Note 19.

(v)	Exceptional items

The consolidated income statement and segment analysis separately identify results before exceptional items. Exceptional items are those that in our judgment need to be disclosed by virtue of their size, nature or incidence.

The Group believes that this presentation provides additional analysis as it highlights exceptional items. The determination of “significant” as included in our definition uses qualitative and quantitative factors which remain consistent from period to period. Management uses judgment in assessing the particular items, which by virtue of their scale and nature, are disclosed in the consolidated income statement and related notes as exceptional items. Management considers the consolidated income statement presentation of exceptional items to be appropriate as it provides useful additional information and is consistent with the way that financial information is measured by management and presented to the Board. In that regard, management believes it to be consistent with paragraph 85 of IAS 1 “Presentation of financial statements” (“IAS 1”), which permits the inclusion of line items and subtotals that improve the understanding of performance.

(vi)	Revenue recognition

Revenue is recognized when control of a good or service has transferred to the customer. For certain contracts, the Group manufactures products for customers that have no alternative use and for which the Group has an enforceable right to payment for production completed to date. The determination of goods or contracts having no alternative use and the enforceable right to payment involves and relies upon management judgment, and can result in the Group accelerating the recognition of revenue over time as the Group satisfies the contractual performance obligations for those contracts.

(vii)	Business combinations and goodwill

Goodwill only arises in business combinations. The amount of goodwill initially recognized is dependent on the allocation of the purchase price to the fair value of the identifiable assets acquired and the liabilities assumed. The determination of the fair value of the assets and liabilities is based, to a considerable extent, on management’s judgment. Allocation of the purchase price affects the results of the Group as finite lived intangible assets are amortized, whereas indefinite lived intangible assets, including goodwill, are not amortized and could result in differing amortization charges based on the allocation to indefinite lived and finite lived intangible assets.